LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 19, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2012

(AS SUPPLEMENTED ON FEBRUARY 22, 2013) OF

WESTERN ASSET SHORT TERM YIELD FUND

The fourth paragraph in the section titled “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES – Principal Investment Strategies and Certain Limitations” in the fund’s Statement of Additional Information is deleted and replaced as follows:

Under normal circumstances, the fund will invest at least 25% of its assets in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. Although the fund concentrates its investments in the financial services industry, it may invest less than 25% of its assets in this industry as a temporary defensive measure.

The seventh point in the first paragraph in the section titled “INVESTMENT POLICIES – Fundamental Investment Policies” in the fund’s Statement of Additional Information is deleted and replaced as follows:

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that the fund will concentrate in securities issued by companies in the financial services industry, provided that the fund may depart from this policy and invest less than 25% of its assets in the financial services industry as a temporary defensive measure.

Please retain this supplement for future reference.

WASX015853